UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Harvard Apparatus Regenerative Technology, Inc.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

April 10, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the “Annual Meeting”) to be held on May 21, 2014 at 11:00 a.m. Boston time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110. At the meeting, we will be voting on the matters described in this Proxy Statement.

We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about April 11, 2014. The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2013 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.

If you are unable to attend the meeting, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.

The Board of Directors has fixed the close of business on March 27, 2014 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Sincerely,

David Green
President and Chief Executive Officer

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the “Company”) will be held on May 21, 2014, at 11:00 a.m. Boston time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110 for the following purposes:

1.	The election of the Director Nominee as a Class I Director, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2017 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;
2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and
3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 27, 2014 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The Board of Directors of Harvard Apparatus Regenerative Technology, Inc. recommends that you vote “FOR” the election of the nominee of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc. and “FOR” the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, May 21, 2014: The Proxy Statement and 2013 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors,

David Green
President and Chief Executive Officer

Holliston, Massachusetts
April 10, 2014

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Harvard Apparatus Regenerative Technology, Inc.

Notice of 2014 Annual Meeting of Stockholders,
Proxy Statement and Other Information

i

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Wednesday, May 21, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Apparatus Regenerative Technology, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on May 21, 2014, at 11:00 a.m. Boston time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.	The election of the Director Nominee as a Class I Director, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2017 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;
2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and
3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are now furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about April 11, 2014, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 27, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of Common Stock, par value $.01 per share, of the Company (the “Common Stock”) of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 7,802,573 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 184 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the election of a Class I Director in Proposal 1, such Director is elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the Director or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the person receiving the highest number of “FOR” votes will be elected as the Director.

Approval of Proposal No. 2 regarding the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.

Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal for approval of each other matter expected to be voted on at the Annual Meeting.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.

Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Our Board of Directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2014: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTOR

The Board of Directors of the Company currently consists of five members and is divided into three classes of Directors, with one Director in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

At the Annual Meeting, one Class I Director, nominated by the Board of Directors, will stand for re-election to serve until the 2017 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

At the recommendation of the Governance Committee, the Board of Directors has nominated Mr. James J. McGorry for election as the Class I Director of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Mr. James J. McGorry. The nominee has agreed to stand for re-election and, if re-elected, to serve as a Director. However, if such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Governance Committee and the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominee as a Class I Director of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEE OF THE BOARD OF DIRECTORS: JAMES J. MCGORRY. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEE UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

Set forth below is certain information regarding the Directors of the Company, including the Class I Director who has been nominated for election at the Annual Meeting, based on information furnished to the Company by each Director. The biographical description below for each Director includes his age, all positions he holds with the Company, his principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he currently serves as a director or has served as a Director during the past five years. The biographical description below for each Director also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our Directors have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

The Board of Directors has determined that the Director nominee and all the incumbent Directors listed below are “independent” as such term is currently defined by applicable NASDAQ rules, except for Mr. Green who is also an executive officer of the Company. Our director John F. Kennedy is also currently a director of Harvard Bioscience, Inc., our former parent. One of our former directors, Chane Graziano, who retired from Harvard Bioscience and resigned from our Board on May 14, 2013, was not independent while he was our director because until such retirement he was the Chief Executive Officer and Chairman of Harvard Bioscience, our former parent.

The positions of Chairman of the Board, President and Chief Executive Officer are currently occupied by one individual, David Green. Our Board of Directors does not currently have a separate lead director. Our Board of Directors believes that the combined role of Chairman of the Board and Chief Executive Officer promotes and facilitates information flow between management and the Board of Directors, which is essential to effective governance. Our Board of Directors believes that this leadership structure has served our

Company well in the past and continues to serve it well at present, as Mr. Green’s experience relating to and knowledge and understanding of the Company, along with his significant ownership interest in the Company, uniquely qualify him to serve as Chairman, President and Chief Executive Officer. In his combined role, Mr. Green sets the strategic direction for our Company and provides day-to-day leadership. He also sets the agenda for Board meetings and presides over all meetings of the full Board. This promotes unified leadership and direction for the Board and management.

The following information is current as of April 1, 2014, based on information furnished to the Company by each Director:

Directors of Harvard Apparatus Regenerative Technology, Inc.

Name	Age	Position with the Company	Director Since
Class I Directors – Term expires 2014; Nominated to Serve a Term Expiring 2017
James J. McGorry*(3)	58	Director	2013
Class II Directors – Term expires 2015
Thomas Robinson(2)(3)	55	Director	2012
John Canepa(1)	58	Director	2013
Class III Directors – Term expires 2016
David Green	49	Director	2012
John F. Kennedy(1)(2)	65	Director	2012

*	Nominee for election
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance Committee

Nominee for Election as Class I Director — Nominated to Serve a Term Expiring in 2017

James J. McGorry has served as a member of our Board of Directors since February 25, 2013. Mr. McGorry is a seasoned life science executive with over twenty-five years of leadership experience in both medical technology and biotechnology businesses. Since September 2013, Mr. McGorry has been Executive Vice-President and General Manager of the Translational Oncology Solutions business of Champions Oncology, a personalized oncology firm. From 2011 to 2012, Mr. McGorry was Executive Vice-President of Accellent, a medical device contract-manufacturing firm. From 1998 to 2010, Mr. McGorry worked at Genzyme Corporation as a Senior Vice President in both BioSurgery and Oncology. At Genzyme Corporation, he was responsible for commercial operations resulting in global expansion, product extensions and profitable growth. From 1985 to 1996, Mr. McGorry worked at American Hospital Supply Corporation, which merged to form Baxter Healthcare. Mr. McGorry received his MBA from Duke University Fuqua School of Business and his B.A. from the United States Military Academy at West Point. We believe Mr. McGorry’s qualifications to sit on our Board of Directors include his significant executive leadership, operating and management experience in, and knowledge of, the life sciences, medical technology and biotechnology industries.

Incumbent Class II Directors — Term expires 2015

Thomas Robinson — Director

Mr. Robinson has served as a member of our Board of Directors since December 3, 2012. Since September 2011, Mr. Robinson has served as a partner with RobinsonButler, an executive search firm. In 2010, Mr. Robinson served as managing director at Russell Reynolds Associates. From 1998 to 2010, Mr. Robinson served as managing partner of the North American medical technology practice, which includes the medical device, hospital supply/distribution and medical software areas, of Spencer Stuart, Inc., a global executive search firm. From 2002 to 2010, Mr. Robinson was a member of Spencer Stuart’s board services practice, which assists corporations to identify and recruit outside directors. From 1998 to 2000, Mr. Robinson headed Spencer Stuart’s North American biotechnology specialty practice. From 1993 to 1997, Mr. Robinson served as president of the emerging markets business at Boston Scientific Corporation, a global medical devices manufacturer. From 1991 to 1993, Mr. Robinson also served as president and chief operating officer of Brunswick Biomedical, a cardiology medical device company. Mr. Robinson currently serves on the Board of Directors of Cynosure, Inc. He received his M.B.A. from Harvard Business School and his B.A. in mathematics and economics from Brown University. We believe Mr. Robinson’s qualifications to sit on our Board of Directors include his executive leadership experience in, and knowledge of, the medical device and regenerative medicine industries, and his significant expertise in the areas of public company corporate governance and operations.

John J. Canepa — Director

Mr. Canepa has served as a member of our Board of Directors since August 14, 2013. Mr. Canepa is Chief Financial Officer of Stemgent, Inc., a provider of stem cell related products and services and a leading global provider of high quality, well characterized human tissue and human tissue-based research solutions to drug discovery scientists through its wholly-owned subsidiary, Asterand, Inc. From August 2005, Mr. Canepa served as the President and Chief Executive Officer of PathoGenetix, Inc., a venture capital backed life science company focused on commercializing proprietary DNA optical mapping technology for pathogen detection and strain identification. From 2001 to 2003, Mr. Canepa served as the Chief Financial Officer at Winphoria Networks. From 1978 to 2001, Mr. Canepa was a Senior Audit Partner in Arthur Anderson’s Boston Office Technology Practice with worldwide responsibility for Life Sciences Practice. Currently, Mr. Canepa is a member of the Board of Trustees at Mt. Auburn Hospital and a member of the Audit Committee at CareGroup. He received his M.Fin from Michigan State University and his B.A. in economics from Denison University. We believe Mr. Canepa’s qualifications to sit on our Board of Directors include his executive leadership experience, his significant operating, accounting and financial management expertise, including with respect to the life sciences, medical technology and biotechnology industries.

Incumbent Class III Directors — Term expires 2016

David Green — President, Chief Executive Officer, and Chairman

Mr. Green has served as our President, Chief Executive Officer, and Chairman of our Board of Directors since May 3, 2012. Mr. Green was also the President and a member of the Board of Directors of Harvard Bioscience from March 1996 and its CEO from May 2013, until the spinoff of our company from Harvard Bioscience on November 1, 2013. Mr. Green remains a director of Harvard Bioscience but no longer holds an executive position at Harvard Bioscience. Mr. Green’s previous experiences include working as a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green currently sits on the Advisory Board of the Harvard Business School Healthcare Initiative and on the Executive Advisory Board of The University of Massachusetts Lowell Nanomanufacturing Center. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School. We believe Mr. Green’s qualifications to sit on our Board of Directors include his executive leadership experience, his experience founding the regenerative medicine business at Harvard Bioscience, his significant operating and management expertise and the knowledge and understanding of our company that he has acquired over 16 years of service as the President and director of Harvard Bioscience.

John F. Kennedy — Director

Mr. Kennedy has served as a member of our Board of Directors since December 3, 2012. From June 2006 until his retirement in October 2008, Mr. Kennedy served as President and Chief Financial Officer of Nova Ventures Corporation, the management company providing executive management services to the operating companies of Nova Holdings LLC, Nova Analytics Corporation and Nova Technologies Corporation. From 2002 to 2006, Mr. Kennedy served as the President and Chief Financial Officer of Nova Analytics Corporation, a worldwide supplier and integrator of analytical instruments. From 1999 to 2002, Mr. Kennedy served as the Senior Vice President, Finance, Chief Financial Officer and Treasurer of RSA Security Inc., an e-business security company. Prior to joining RSA Security, Mr. Kennedy was Chief Financial Officer of Decalog, NV, a developer of enterprise investment management software, from 1998 to 1999. From 1993 to 1998, Mr. Kennedy served as Vice President of Finance, Chief Financial Officer and

Treasurer of Natural MicroSystems Corporation, a telecommunications company. Mr. Kennedy, a former CPA, also practiced as a public accountant at KPMG for six years. Mr. Kennedy currently serves on the Boards of Directors of Harvard Bioscience and Datacom Systems, Inc. Mr. Kennedy holds a B.S. in Mathematics from Lowell Technological Institute, now the University of Massachusetts Lowell, and an M.S.B.A. in Accounting from the University of Massachusetts Amherst. We believe Mr. Kennedy’s qualifications to sit on our Board of Directors include his executive leadership experience, his significant operating, accounting and financial management expertise and the knowledge and understanding of our company and industry that he has acquired over 11 years of service on the Board of Directors of Harvard Bioscience.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the year ended December 31, 2013, our Board of Directors held six meetings. Each of the Directors attended at least 90% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board of Directors encourages Directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. The non-employee Directors meet regularly in executive sessions outside the presence of management.

The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Governance Committee (the “Governance Committee”). Each of these committees was established on November 1, 2013 following the spin-off of our company by Harvard Bioscience, Inc.

Audit Committee

The Audit Committee currently consists of Messrs. Kennedy and Canepa. Mr. Kennedy serves as the Chairman. The Audit Committee is comprised entirely of independent Directors and it operates under a Board approved charter that sets forth its duties and responsibilities. The Audit Committee was established on November 1, 2013 and met one time during 2013.

Under its charter, the Audit Committee is responsible for:

•	reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting;
•	reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the published financial statements, earnings releases and the accounting principles applied;
•	appointing, retaining and evaluating the Company’s independent auditors; and
•	the compensation, retention and oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.

The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors. The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.harvardapparatusregen.com.

The Board of Directors has determined that Messrs. Kennedy and Canepa are “independent” as such term is currently defined by NASDAQ rules, meet the criteria for independence set forth under the rules of the Securities and Exchange Commission, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that each of Messrs. Kennedy and Canepa qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

The Audit Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.harvardapparatusregen.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Messrs. Kennedy and Robinson. Mr. Robinson serves as the Chairman. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board approved charter that sets forth its duties and responsibilities. The Compensation Committee was established on November 1, 2013 and did not meet during 2013.

The Compensation Committee determines and oversees the execution of our compensation philosophy and oversees the administration of our executive compensation programs. Its responsibilities also include overseeing the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including the Chairman and CEO and Chief Financial Officer.

The Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by NASDAQ rules.

The Compensation Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.harvardapparatusregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Governance Committee

The current members of the Governance Committee are Messrs. Robinson and McGorry. Mr. McGorry is the Chairman. The Governance Committee is comprised entirely of independent directors and it operates under a Board approved charter that sets forth its duties and responsibilities. The Governance Committee was established on November 1, 2013 and did not meet during 2013.

Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, the Chairman and Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.

The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the Governance Committee will recommend that the Board select persons for nomination to help ensure that a majority of the Board shall be “independent” in accordance with NASDAQ rules and each of its Audit, Compensation and Governance Committees shall be comprised entirely of independent directors; provided, however, in accordance with NASDAQ rules, under exceptional and limited circumstances, if a committee has at least three members, the Board may appoint one individual to such committee who does not satisfy the independence standards. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.

The Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by NASDAQ rules.

The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.harvardapparatusregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our company and its subsidiaries including, without limitation, the Chairman and President/Chief Executive Officer and the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.harvardapparatusregen.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on its website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2013 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2013.
2.	The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.
3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

John F. Kennedy, Chairman
John J. Canepa

EXECUTIVE COMPENSATION

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules. We have only two executive officers, David Green, our Chief Executive Officer, and Thomas McNaughton, our Chief Financial Officer, who are our named executive officers. No compensation was paid to our executive officers during the fiscal year ended December 31, 2012 or fiscal 2013 through October 31, 2013. During such time periods, our officers were paid by Harvard Bioscience, our former parent, and the expense of such compensation was allocated to us in connection with the preparation of our financial statements. Our obligation to pay compensation to our named executive officers commenced on November 1, 2013 in connection with the execution of their respective employment agreements with our company and the spin-off of our company by Harvard Bioscience, Inc.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for services rendered in all capacities, by our Chairman and Chief Executive Officer and our Chief Financial Officer during the fiscal year ended December 31, 2013. Our obligation to pay compensation to our named executive officers commenced on November 1, 2013 in connection with the execution of their respective employment agreements as well as the spin-off of our company by Harvard Bioscience, Inc.

Name and Principal Position	Year(1)	Salary(2)	Option Awards(3)(4)	All Other Compensation		Total
David Green President, Chief Executive Officer, and Chairman	2013	$84,117	$2,240,301	$4,276	(5)	$2,328,694
Thomas McNaughton Chief Financial Officer	2013	$51,500	$560,075	$2,139	(6)	$613,714

(1)	Information relating to fiscal 2012 is not included in part because our company was not then a public reporting company pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934, as amended.
(2)	These 2013 salary amounts reflect that amount earned with respect to our company for the remainder of fiscal 2013 after the officer’s employment commencement date on November 1, 2013. For the period of fiscal 2013 prior to such date, Mr. Green earned $420,553 in salary and Mr. McNaughton earned $257,500 in salary in connection with their respective employment by Harvard Bioscience. A portion of the expense of such compensation was allocated to us in connection with the preparation of our financial statements.
(3)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under 2013 Plan Valuation and Expense Information under Stock-Based-Payment Accounting in Note 13 to our audited financial statements for the fiscal year ended December 31, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014. Includes value attributable to performance-based options which will be earned upon achievement of certain milestones. Assuming all of the milestones were achieved, the value of the related award at the grant date would be $2,896,686 with respect to Mr. Green and $724,174 with respect to Mr. McNaughton”.
(4)	Excludes any value attributable to the grants of stock options and restricted stock units that were issued by our company in connection with the required adjustment to the similar outstanding equity awards held by such executives and issued by Harvard Bioscience resulting from the impact of the spin-off of our company by Harvard Bioscience.
(5)	Includes $1,830 for personal usage of Company owned automobile (as calculated in accordance with Internal Revenue Service guidelines and included as compensation on the W-2) and $2,446 in matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account.
(6)	Amount represents matching contributions made by the Company to Mr. McNaughton’s tax-qualified 401(k) Savings Plan account.

Discussion of Summary Compensation Table and Related Matters

Separation Grants

In connection with their transition to our company as part of the spin-off of our company by Harvard Bioscience, Mr. Green and Mr. McNaughton were granted options to acquire our common stock, the Separation Grants. These options were granted on November 18, 2013 and except as noted below with respect to certain Milestone Grants, vest annually in four equal annual installments on January 1 of each year for four consecutive years commencing with the January 1 immediately following the date of grant. The exercise price of these options was $4.29 and was based on the volume weighted average over the ten (10) trading day period preceding the date of grant. The options granted to Mr. Green and Mr. McNaughton include (i) an option to acquire 580,502 shares of Common Stock in case of Mr. Green, and 145,126 shares of Common Stock in case of Mr. McNaughton, or the Initial Grants, and (ii) an option to acquire 290,251 shares of Common Stock in case of Mr. Green, and 72,563 shares of Common Stock in case of Mr. McNaughton, or the Milestone Grants. With respect to the Milestone Grant, each option shall vest in one third increments subject to certain performance milestones established determined by our Board of Directors.

These grants were intended to:

•	provide the named executive officers an immediate equity interest in our company in order to align their interests with those of our stockholders; and
•	induce the named executive officers to execute their employment agreements with our company and to waive their rights under their employment agreements with Harvard Bioscience to terminate their employment for “good reason” due to a substantial diminution or other substantive adverse change in their responsibilities, powers, or duties arising from their new roles at our company.

Employment Agreements and Severance and Change in Control Benefits

On October 31, 2103, we entered into Employment Agreements with Mr. Green and Mr. McNaughton which are described below. The term of these agreements commenced on November 1, 2013.

David Green

Mr. Green’s employment agreement has a term of two years, but shall automatically renew for successive two year periods unless either party provides 90 days’ notice that it does not wish to extend the agreement. Mr. Green’s employment agreement provides for an annual base salary in the amount of five hundred four thousand seven hundred dollars ($504,700) which shall be reevaluated on an annual basis by the Board of Directors or the compensation committee. Mr. Green will be eligible to receive cash incentive compensation as determined by the Board of Directors or the compensation committee, and shall also be eligible to participate in all of our employee benefit plans, including without limitation, retirement plans, stock option plans, and medical insurance plans. Mr. Green is also entitled to a car allowance.

Mr. Green’s employment agreement also provides for payments to be made to Mr. Green in the event of his termination under certain circumstances. If Mr. Green’s employment is terminated by us without “cause” (as such term is defined in Mr. Green’s employment agreement) or by Mr. Green for “good reason” (as such term is defined in Mr. Green’s employment agreement), we are obligated to pay Mr. Green two times the sum of his average annual base salary for the prior three fiscal years or annual salary for the prior fiscal year, whichever is higher, and his average annual cash incentive compensation for the prior three fiscal years or annual cash incentive compensation for the prior fiscal year, whichever is higher. Such payment is conditioned upon Mr. Green’s execution of a general release of claims against us. In addition, all of Mr. Green’s stock options or stock based awards that would otherwise vest within the 24 month period following such termination shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. Green and his immediate family for a period of one year following his termination without cause or for good reason.

Mr. Green may also be entitled to certain payments in the event of a change in control of our company following the Distribution. If Mr. Green’s employment is terminated by us without cause or by Mr. Green for good reason within 18 months of a change in control of our company, Mr. Green is entitled to receive a lump sum cash payment in an amount equal to three times the sum of Mr. Green’s most recent annual salary and his most recent cash incentive compensation. In addition, in the event of a change in control, all of Mr. Green’s stock options or stock based awards shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. Green and his immediate family for a period of one year following his termination as a result of a change in control. Mr. Green will not be entitled to severance payments unless mutually agreed upon in writing if Mr. Green is terminated for cause, due to death or disability, or he terminates his employment without good reason. In the event Mr. Green is terminated due to death or disability, we shall continue to pay health insurance premiums for health insurance coverage for Mr. Green and his immediate family for a period of one year following his termination. Mr. Green is also eligible to receive a gross up payment in the event that any amounts received pursuant to the terms of his employment agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties on such excise tax are incurred by Mr. Green. Such payment shall be equal to the amount of (i) the excise tax, (ii) any federal, state or local tax resulting from the gross up payment and (iii) any interest and/or penalties assessed with respect to such excise tax.

Pursuant to the terms of his employment agreement, Mr. Green is also subject to certain confidentiality, non-solicitation and non-competition obligations. The non-solicitation and non-competition obligations survive during the term of his agreement and for a period of 12 months thereafter.

For purposes of Mr. Green’s employment agreement, “cause” shall mean: (A) conduct by Mr. Green constituting a material act of willful misconduct in connection with the performance of his duties; (B) criminal or civil conviction of Mr. Green, a plea of nolo contendere by Mr. Green or conduct by Mr. Green that would reasonably be expected to result in material injury to our reputation if he were retained in his position with us; (C) continued, willful and deliberate non-performance by Mr. Green of his duties; (D) a breach by Mr. Green of his confidentiality, non-solicitation and non-competition obligations to us; or (E) a violation by Mr. Green of our employment policies. For purposes of Mr. Green’s employment agreement, “good reason” shall mean the occurrence of any of the following events: (A) a substantial diminution or other substantive adverse change, not consented to by Mr. Green, in his responsibilities, powers, or duties; (B) any removal of Mr. Green’s title of President and Chief Executive Officer; (C) an involuntary reduction in Mr. Green’s annual salary except for across-the-board reductions similarly affecting substantially all management employees; (D) a breach by us of any of our other material obligations under Mr. Green’s employment agreement; (E) the involuntary relocation of our offices at which Mr. Green is principally employed to a location more than 30 miles from our current offices; or (F) our failure to obtain the agreement from any successor company to us to assume and agree to perform Mr. Green’s employment agreement.

Thomas McNaughton

Mr. McNaughton’s employment agreement will have a term of two years, but shall automatically renew for successive two year periods unless either party provides 90 days’ notice that it does not wish to extend the agreement. Mr. McNaughton’s employment agreement provides for an annual base salary in the amount of three hundred nine thousand ($309,000) which shall be reevaluated on an annual basis by the Board of Directors or the compensation committee. Mr. McNaughton will be eligible to receive cash incentive compensation as determined by the Board of Directors or the compensation committee, and shall also be eligible to participate in all of our employee benefit plans, including without limitation, retirement plans, stock option plans, stock purchase plans and medical insurance plans.

Mr. McNaughton’s employment agreement also provides for payments to be made to Mr. McNaughton in the event of his termination under certain circumstances. If Mr. McNaughton’s employment is terminated by us without “cause” (as such term is defined in Mr. McNaughton’s employment agreement) or by Mr. McNaughton for “good reason” (as such term is defined in Mr. McNaughton’s employment agreement), we are obligated to pay Mr. McNaughton the sum of his average annual base salary for the prior three fiscal years or annual salary for the prior fiscal year, whichever is higher, and his average annual cash incentive compensation for the prior three fiscal years or annual cash incentive compensation for the prior fiscal year, whichever is higher. Such payment is conditioned upon Mr. McNaughton’s execution of a general release of claims against us. In addition, all of Mr. McNaughton’s stock options or stock based awards that would otherwise vest within the 18 month period following such termination shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination without cause or for good reason.

Mr. McNaughton may also be entitled to certain payments in the event of a change in control of our company following the Distribution. If Mr. McNaughton’s employment is terminated by us without cause or by Mr. McNaughton for good reason within 18 months of a change in control of our company, Mr. McNaughton is entitled to receive a lump sum cash payment in an amount equal to the sum of Mr. McNaughton’s most recent annual salary and his most recent cash incentive compensation. In addition, in the event of a change in control, all of Mr. McNaughton’s stock options or stock based awards shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination as a result of a change in control.

Mr. McNaughton will not be entitled to severance payments unless mutually agreed upon in writing if Mr. McNaughton is terminated for cause, due to death or disability, or he terminates his employment without good reason. In the event Mr. McNaughton is terminated due to death or disability, we shall continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination.

Mr. McNaughton is also eligible to receive a gross up payment in the event that any amounts received pursuant to the terms of his employment agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties on such excise tax are incurred by Mr. McNaughton. Such payment shall be equal to the amount of (i) the excise tax, (ii) any federal, state or local tax resulting from the gross up payment and (iii) any interest and/or penalties assessed with respect to such excise tax. Pursuant to the terms of his employment agreement, Mr. McNaughton is also subject to certain confidentiality, non-solicitation and non-competition obligations. The non-solicitation and non-competition obligations survive during the term of his agreement and for a period of 12 months thereafter.

For purposes of Mr. McNaughton’s employment agreement, “cause” shall mean: (A) conduct by Mr. McNaughton constituting a material act of willful misconduct in connection with the performance of his duties; (B) criminal or civil conviction of Mr. McNaughton, a plea of nolo contendere by Mr. McNaughton or conduct by Mr. McNaughton that would reasonably be expected to result in material injury to our reputation if he were retained in his position with us; (C) continued, willful and deliberate non-performance by Mr. McNaughton of his duties; (D) a breach by Mr. McNaughton of his confidentiality, non-solicitation and non-competition obligations to us; or (E) a violation by Mr. McNaughton of our employment policies.

For purposes of Mr. McNaughton’s employment agreement, “good reason” shall mean the occurrence of any of the following events: (A) a substantial diminution or other substantive adverse change, not consented to by Mr. McNaughton, in his responsibilities, powers, or duties; (B) any removal of Mr. McNaughton’s title of Chief Financial Officer; (C) an involuntary reduction in Mr. McNaughton’s annual salary except for across-the-board reductions similarly affecting substantially all management employees; (D) a breach by us of any of our other material obligations under Mr. McNaughton’s employment agreement; (E) the involuntary relocation of our offices at which Mr. McNaughton is principally employed to a location more than 30 miles from our current offices; or (F) our failure to obtain the agreement from any successor company to us to assume and agree to perform Mr. McNaughton’s employment agreement.

Retirement and Other Benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.

REPORT OF THE COMPENSATION COMMITTEE

Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the compensation committee.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

All of our existing non-employee directors received a non-qualified stock option to purchase 25,000 shares of our common stock vesting one year from the date of grant and granted on the eleventh trading day following November 1, 2013, being the date of our spin-off from Harvard Bioscience. Each non-employee director that is elected to our Board of Directors following November 1, 2013, will receive a non-qualified stock option to purchase 25,000 shares of our common stock vesting one year from the date of grant and granted on the fifth business day following his or her initial election to the Board of Directors.

Each non-employee director also receives an annual retainer of $30,000 paid in four equal quarterly installments. Each non-employee director is also entitled to receive a non-qualified stock option to purchase 25,000 shares of our common stock vesting one year from the date of grant and granted on the fifth business day following our annual meeting of stockholders.

Non-employee Directors continue to be reimbursed for their expenses incurred in connection with attending Board and committee meetings.

Director Compensation Table

The following table presents the compensation provided by us to the non-employee Directors who served during the fiscal year ended December 31, 2013.

Name(1)	Fees earned or paid in cash ($)	Option awards ($)(2)(3)	Total ($)
John J. Canepa	$7,500	$81,630	$89,130
John F. Kennedy	$7,500	$81,630	$89,130
James J. McGorry	$7,500	$81,630	$89,130
Thomas Robinson	$7,500	$81,630	$89,130

(1)	David Green, our Chairman and Chief Executive Officer is not included in this table as he is our employee and thus receives no compensation for his service as a Director. The compensation received by Mr. Green as an employee of the Company is shown in the Summary Compensation Table later in the proxy statement.
(2)	Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are included under 2013 Plan Valuation and Expense Information under Stock-Based-Payment Accounting in Note 13 to our audited financial statements for the fiscal year ended December 31, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014. Also, with respect to Mr. Kennedy, this excludes any value attributable to the grants of stock options and restricted stock units that were issued by our company in connection with the required adjustment to the similar outstanding equity awards held by such executives and issued by Harvard Bioscience resulting from the impact of the spin-off of our company by Harvard Bioscience.
(3)	The aggregate number of option awards outstanding at our 2013 fiscal year end and held by the non-employee directors were as follows: 25,000 for Mr. Canepa; 32,186 for Mr. Kennedy; 25,000 for Mr. McGorry; and 25,000 for Mr. Robinson. At our 2013 fiscal year end, Mr. Kennedy also held 635 restricted stock units issued by our company. With respect to Mr. Kennedy, these holdings include grants of stock options (6,551) and restricted stock units (635) that were issued by our company in connection with the required adjustment to the similar outstanding equity awards held by such executives and issued by Harvard Bioscience resulting from the impact of the spin-off of our company by Harvard Bioscience.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2013

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2013.

	Option Awards(1)					Restricted Stock Units(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying Restricted Stock Units
David Green	—	580,502	(2)	$4.29	11/18/2023	—
	96,750	193,501	(3)	$4.29	11/18/2023	—
	—	4,434	(4)	$5.22	5/31/2023	2,300	(7)
	2,356	7,068	(5)	$3.67	6/1/2022	3,682	(8)
	2,976	2,978	(6)	$5.79	6/2/2021	1,487	(9)
	22,217	—		$3.27	5/21/2019	1,848	(10)
	4,173	—		$2.05	12/4/2018	—
	11,100	—		$5.72	5/1/2017	—
	12,261	—		$8.20	3/25/2014	—
Thomas McNaughton	—	145,126	(2)	$4.29	11/18/2023	—
	—	72,563	(3)	$4.29	11/18/2023	—
	—	2,061	(4)	$5.22	5/31/2023	1,069	(7)
	1,095	3,288	(5)	$3.67	6/1/2022	1,712	(8)
	—	2,769	(6)	$5.79	6/2/2021	691	(9)
	11,108	—		$3.27	5/21/2019	924	(10)
	5,544	—		$2.90	11/14/2018	—

(1)	The holdings of our named executive officer in the table include the Separation Grants discussed above as well as grants of stock options and restricted stock units by our company under our 2013 Equity Incentive Plan in connection with the required adjustment to the similar outstanding equity awards held by such executives, and issued by Harvard Bioscience, resulting from the impact of the spin-off of our company by Harvard Bioscience.
(2)	The option was granted on November 18, 2013 and, assuming continued employment with our company, the unvested shares become exercisable in two equal increments subject to the achievement of certain milestones targets determined by our Board of Directors.
(3)	The option was granted on November 1, 2013 and, assuming continued employment with our company, the unvested shares become exercisable in equal installments on January 1, of each of 2014, 2015, 2016 and 2017.
(4)	The option was granted on November 1, 2013 and, assuming continued employment with our company, the unvested shares become exercisable in equal installments on January 1, of each of 2014, 2015, 2016 and 2017.
(5)	The option was granted on November 1, 2013 and, assuming continued employment with our company, the unvested shares become exercisable in equal installments on January 1, of each of 2014, 2015 and 2016.
(6)	The option was granted on November 1, 2013 and, assuming continued employment with our company, the unvested shares become exercisable in equal installments on January 1, 2014 and January 1, 2015.
(7)	The restricted stock units were granted on November 1, 2013 and, assuming continued employment with our company, these restricted stock units vest in equal installments on January 1 of each of 2014, 2015, 2016 and 2017.

(8)	The restricted stock units were granted on November 1, 2013 and, assuming continued employment with our company, these restricted stock units vest in equal installments on January 1 of each of 2014, 2015 and 2016.
(9)	The restricted stock units were granted on November 1, 2013 and, assuming continued employment with our company, these restricted stock units vest in equal installments on January 1 of each of 2014 and 2015.
(10)	The restricted stock units were granted on November 1, 2013 and vested in full on January 1, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our outstanding Common Stock as of March 31, 2014 by: (i) all persons known by us to own beneficially more than 5% of our Common Stock; (ii) each of our Directors and nominees for Director; (iii) each of the named executive officers; and (iv) all of our Directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2014 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after March 31, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)
BlackRock, Inc 40 East 52nd Street New York, NY 10022	756,950	9.7	%(3)
Chane Graziano 23610 Peppermill Court Bonita Springs, FL 34134	676,287	8.7	%(4)
David Green	702,910	8.7	%(5)
Thomas McNaughton	103,032	1.3	%(6)
John F. Kennedy	7,576	*	(7)(8)
John J. Canepa	—	*	(8)
James J. McGorry	—	*	(8)
Thomas Robinson	—	*	(8)
All Executive Officers and Directors, as a group (6 persons)	813,518	9.9	%(9)

*	Represents less than 1% of all of the outstanding shares of Common Stock.
(1)	Unless otherwise indicated, the address for all persons shown is c/o Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.
(2)	Based on 7,803,127 shares outstanding on March 31, 2014, together with the applicable options and restricted stock units for each stockholder that become exercisable or vest within 60 days of March 31, 2014.
(3)	This information is based solely upon a Schedule 13G filed by BlackRock, Inc. with the Securities and Exchange Commission on January 31, 2014 reporting beneficial ownership as of December 31, 2013.
(4)	This information is based solely upon a Schedule 13G filed by Chane Graziano with the Securities and Exchange Commission on February 13, 2014 reporting beneficial ownership as of December 31, 2013.
(5)	Includes options to acquire 289,651 shares that are exercisable, and 0 restricted stock units which vest, within 60 days of March 31, 2014.
(6)	Includes options to acquire 81,904 shares that are exercisable, and 0 restricted stock units which vest, within 60 days of March 31, 2014.
(7)	Includes options to acquire 4,991 shares that are exercisable, and 0 restricted stock units which vest, within 60 days of March 31, 2014.

(8)	Each of these non-employee directors holds an option to acquire 25,000 shares of our Common but these options are not exercisable within 60 days of March 31, 2014.
(9)	Includes options to acquire 376,546 shares that are exercisable, and 0 restricted stock units which vest, within 60 days of March 31, 2014.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2013 concerning the number of shares of Common Stock issuable under our existing equity compensation plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plan approved by security holders(1)	2,095,199	$4.21	902,087
Equity compensation plan not approved by security holders	—	—	—
Total	2,095,199	$4.21	902,087

(1)	Consists of our 2013 Equity Incentive Plan, or 2013 Plan.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee. We do not have any formal policies and procedures regarding the identification by management of related person transactions.

During the 2013 fiscal year, we were not a participant in any related person transactions that required disclosure under this heading except as it relates to our commercial agreements with Harvard Bioscience that were entered into in connection with the spin-off of our company due to our named executive officers’ positions as executive officers of Harvard Bioscience at the time that these agreements were entered into. As Mr. Green and Mr. McNaughton were executive officers of Harvard Bioscience at the time of these transactions, and are now executive officers, and Chairman as to Mr. Green, of our company, Mr. Green and Mr. McNaughton may be deemed to have an interest as a related party in such agreements. These commercial agreements with Harvard Bioscience include: (i) a Separation and Distribution Agreement to effect the separation and spin-off distribution and provide other agreements to govern our relationship with Harvard Bioscience after the spin-off; (ii) an Intellectual Property Matters Agreement, which governs various intellectual property related arrangements between our company and Harvard Bioscience, including the separation of intellectual property rights between us and Harvard Bioscience, as well as certain related cross-licenses between the two companies; (iii) a Product Distribution Agreement, which provides that each company will become the exclusive distributor for the other party for products such other party develops for sale in the markets served by the other; (iv) a Tax Sharing Agreement, which governs the parties respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes for periods before, during and after the spin-off; and (v) a Transition Services Agreement, which provides for certain services to be performed on a transitional basis by Harvard Bioscience to facilitate our transition into a separate public reporting company. As part of the Transition Services Agreement, and for one year following the spin-off date, Harvard Bioscience has agreed to provide certain support services to us, including, among others, accounting, payroll, human resources and information technology services, with the charges for the transition services generally intended to allow Harvard Bioscience to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses. In connection with the spin-off and in accordance with these agreements, Harvard Bioscience contributed capital of approximately $15.0 million to us to fund our operations, and transferred to us approximately $0.8 million in assets, made up primarily of property, plant and equipment. As these agreements evidence ongoing commercial arrangements which may involve varying amounts over time, we are unable to provide an approximate dollar value of the amount involved in the transaction. Mr. Green and Mr. McNaughton do not receive any amounts from the transactions with Harvard Bioscience relating to their roles as executive officers, and a Director as to Mr. Green, of our company, and it is our understanding that Mr. Green and Mr. McNaughton do not receive any direct amounts from such agreements and the transactions in relation to their former roles as executive officers of Harvard Bioscience, and Mr. Green’s continued role as a director of such company, and their interest is limited to benefits they may receive solely relating to their ongoing roles as executive officers, Chairman as to Mr. Green, and stockholders of our company. As a non-employee director of Harvard Bioscience, Mr. Green also is entitled to receive director compensation that all non-employee directors are entitled to receive under Harvard Bioscience’s director compensation programs.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2013, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them.

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder proposals intended to be presented at our 2015 annual meeting of stockholders must be received by us on or before December 13, 2014 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

Our By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

All securityholder recommendations for Director candidates must be submitted in writing to our Chief Financial Officer at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746, who will forward all recommendations to the Governance Committee. All securityholder recommendations for Director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for Director candidates must include:

•	the name and address of record of the securityholder,
•	a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,
•	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,
•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,
•	a description of all arrangements or understandings between the securityholder and the proposed Director candidate,
•	the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and
•	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for professional services provided by KPMG LLP, our independent registered public accounting firm, in the only completed fiscal year of the Company in each of the following categories is as set forth in the table below. Our obligation to pay for professional services provided by KPMG commenced on November 1, 2013 following the spin-off of our company by Harvard Bioscience, Inc. Prior to November 1, 2013, Harvard Bioscience was responsible for the fees for professional services provided by KPMG LLP relating to our business.

2013
Audit Fees(1)	$60,000
Tax Fees(2)	$0
All Other Fees	$0
Total Fees	$60,000

(1)	Audit Fees included fees associated with the annual audit of our consolidated financial statements and the reviews of our quarterly report on Form 10-Q.
(2)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

All of the services performed in the year ended December 31, 2013 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. KPMG LLP has served as our independent registered public accounting firm since our Company’s formation. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of KPMG LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment of KPMG LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2013. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M71796-P48492 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Director

Nominee:	**For**	**Against**	**Abstain**
1a. James J. McGorry	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M71797-P48492

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
Annual Meeting of Shareholders
May 21, 2014 11:00 AM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) David Green and Thomas McNaughton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, EDT on May 21, 2014, at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, MA 02110, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Change/Comments: ____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side